LIMITED CONSENT AND THIRTEENTH OMNIBUS AMENDMENT AGREEMENT – Page 1 59940-201/Cityplace Tower Loan Modification LIMITED CONSENT AND THIRTEENTH OMNIBUS AMENDMENT AGREEMENT This Limited Consent and Thirteenth Omnibus Amendment Agreement (this “Agreement”), dated as of March 8, 2024 (the “Effective Date”), is made and entered into by and among (i) CP TOWER OWNER, LLC, a Delaware limited liability company (“CP Tower Mortgage Borrower”), and CP LAND OWNER, LLC, a Delaware limited liability company (“CP Land Mortgage Borrower,” and together with CP Tower Mortgage Borrower, collectively, “Mortgage Borrower”), (ii) CP EQUITY OWNER, LLC, a Delaware limited liability company, and CP EQUITY LAND OWNER, LLC, a Delaware limited liability company (collectively, “Mezzanine Borrower”, and together with the Mortgage Borrower, collectively, the “Borrower”), (iii) NEXPOINT DIVERSIFIED REAL ESTATE TRUST f/k/a NEXPOINT STRATEGIC OPPORTUNITIES FUND, a Delaware statutory trust, and NEXPOINT REAL ESTATE PARTNERS, LLC, a Delaware limited liability company (formerly known as HCRE PARTNERS, LLC, a Delaware limited liability company) (collectively, “Guarantor,” and together with Borrower, the “Obligors”), (iv) DELPHI CRE FUNDING LLC, a Delaware limited liability company (“Delphi Initial Lender”), and (v) ACORE CREDIT IV CLO ISSUER 2018-1, LLC, a Delaware limited liability company (“ACORE CLO Onshore,” and together with Delphi Initial Lender, and the other Lenders from time to time party to the Loan Agreement (defined below), and their respective successors and assigns and participants, “Lender”), and (vii) ACORE CAPITAL MORTGAGE, LP, a Delaware limited partnership, as administrative agent for and on behalf of Lender (in such capacity, together with its successors and assigns, the “Administrative Agent”). All capitalized terms that are used without being defined herein shall have the meanings given to such terms in the Loan Agreement (as defined herein). BACKGROUND A. Mortgage Borrower, Administrative Agent, Delphi Initial Lender, and AC IV CA MORTGAGE LLC, a Delaware limited liability company (“AC IV Initial Lender,” and together with Delphi Initial Lender, collectively, the “Initial Lenders”) entered into that certain Loan Agreement dated as of August 15, 2018 (the “Original Mortgage Loan Agreement”), pursuant to which the Lender made a loan (the “Mortgage Loan”) to Mortgage Borrower in the original principal amount of $153,683,400.00, which Mortgage Loan is evidenced by the Mortgage Loan Agreement and the other Loan Documents (as defined in the Mortgage Loan Agreement), which Original Mortgage Loan Agreement was thereafter amended by that certain Limited Consent and Omnibus Amendment Agreement dated as of November 10, 2020, but effective as of September 8, 2020, by and between Mortgage Borrower, Administrative Agent, and the Initial Lenders (the “First Limited Consent”), which Original Mortgage Loan Agreement was thereafter further amended by that certain Limited Consent and Second Omnibus Amendment Agreement dated as of February 1, 2021, but effective as of December 30, 2020, by and between Mortgage Borrower, Administrative Agent, and the Initial Lenders (the “Second Limited Consent”), which Original Mortgage Loan Agreement was thereafter further amended by that certain Limited Consent and Third Omnibus Amendment Agreement dated as of March 19, 2021, by and between Mortgage Borrower, Guarantor, Administrative Agent, and the Initial Lenders (the “Third Limited Consent”), which Original Mortgage Loan Agreement was thereafter further amended by that certain Fourth Amendment to Loan Agreement dated as of September 8, 2021, by and between Mortgage Borrower, Guarantor, Administrative Agent, and

LIMITED CONSENT AND THIRTEENTH OMNIBUS AMENDMENT AGREEMENT – Page 2 59940-201/Cityplace Tower Loan Modification the Initial Lenders (the “Fourth Mortgage Loan Amendment”), which Original Mortgage Loan Agreement was thereafter further amended by that certain Limited Consent and Fifth Omnibus Amendment Agreement dated as of March 8, 2021, by and between Borrower, Guarantor, Administrative Agent, and the Initial Lenders (the “Fifth Limited Consent”), which Original Mortgage Loan Agreement was thereafter further amended by that certain Limited Consent and Sixth Omnibus Amendment Agreement dated as of June 8, 2022, by and between Borrower, Guarantor, Administrative Agent, and the Initial Lenders (the “Sixth Limited Consent”), which Original Mortgage Loan Agreement was thereafter further amended by that certain Limited Consent and Seventh Omnibus Amendment Agreement dated as of August 8, 2022, by and between Borrower, Guarantor, Administrative Agent, and the Initial Lenders (the “Seventh Limited Consent”), which Original Mortgage Loan Agreement was thereafter further amended by that certain Eighth Omnibus Amendment Agreement dated as of September 22, 2022, by and between Borrower, Guarantor, Administrative Agent, and the Initial Lenders (the “Eighth Omnibus Amendment”), which Original Mortgage Loan Agreement was thereafter further amended by that certain Limited Consent and Ninth Omnibus Amendment Agreement dated as of November 8, 2022, by and between Borrower, Guarantor, Administrative Agent, and the Initial Lenders (the “Ninth Omnibus Amendment”), which Original Mortgage Loan Agreement was thereafter further amended by that certain Limited Consent and Tenth Omnibus Amendment Agreement dated as of February 8, 2023, by and between Borrower, Guarantor, Administrative Agent, and the Initial Lenders (the “Tenth Omnibus Amendment”), which Original Mortgage Loan Agreement was thereafter further amended by that certain Limited Consent and Eleventh Omnibus Amendment Agreement dated as of May 8, 2023, by and between Borrower, Guarantor Administrative Agent, Delphi Initial Lender, ACORE CREDIT IV REIT II SPV, LLC, a Delaware limited liability company, as lender, and ACORE CREDIT IV (OFFSHORE) SPV II, LLC, a Delaware limited liability company, as lender (the “Eleventh Omnibus Amendment”), and which Original Mortgage Loan Agreement was thereafter further amended by that certain Limited Consent and Twelfth Omnibus Amendment Agreement dated as of September 8, 2023, by and between Borrower, Guarantor Administrative Agent, ACORE CLO Onshore, and Delphi Initial Lender (the “Twelfth Omnibus Amendment,” and together with the Original Mortgage Loan Agreement, the First Limited Consent, the Second Limited Consent, the Third Limited Consent, the Fourth Mortgage Loan Amendment, the Fifth Limited Consent, the Sixth Limited Consent, the Seventh Limited Consent, the Eighth Omnibus Amendment, the Ninth Omnibus Amendment, the Tenth Omnibus Amendment, and the Eleventh Omnibus Amendment, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, collectively, the “Mortgage Loan Agreement”). B. The Mortgage Loan is evidenced by that certain Promissory Note A-1 dated as of August 15, 2018, made by Borrower to the order of Delphi Initial Lender in the amount of $95,027,762.00 (“Note A-1”), that certain Promissory Note A-1F dated as of August 15, 2018, made by Borrower to the order of Delphi Initial Lender in the amount of $16,972,238.00 (“Note A-1F”), that certain Promissory Note A-2 dated as of August 15, 2018, made by Borrower to the order of AC IV Initial Lender in the amount of $11,962,638.00 (“Note A-2”), that certain Promissory Note A-2F dated as of August 15, 2018, made by Borrower to the order of AC IV Initial Lender in the amount of $2,136,562.00 (“Note A-2F”), that certain Promissory Note B-1 dated as of August 15, 2018, made by Borrower to the order of Delphi Initial Lender in the amount of $20,256,941.00 (“Note B-1”), that certain that certain Promissory Note B-1F dated as of August 15, 2018, made by Borrower to the order of Delphi Initial Lender in the amount of

LIMITED CONSENT AND THIRTEENTH OMNIBUS AMENDMENT AGREEMENT – Page 3 59940-201/Cityplace Tower Loan Modification $4,243,059.00 (“Note B-1F”), that certain Promissory Note B-2 dated as of August 15, 2018, made by Borrower to the order of AC IV Initial Lender in the amount of $2,550,059.00 (“Note B-2”), and that certain Promissory Note B-2F dated as of August 15, 2018, made by Borrower to the order of AC IV Initial Lender in the amount of $534,141.00 (“Note B-2F”). C. Mezzanine Borrower, Administrative Agent, and the Initial Lenders are parties to that certain Mezzanine Loan Agreement dated as of August 15, 2018 (the “Original Mezzanine Loan Agreement”), pursuant to which the Lender made a loan (the “Mezzanine Loan”, and collectively, with the Mortgage Loan, the “Loan”) to Mezzanine Borrower in the original principal amount of $3,940,600.00, which Mezzanine Loan is evidenced by the Mezzanine Loan Agreement and the other Loan Documents (as defined in the Mezzanine Loan Agreement), which Original Mezzanine Loan Agreement was thereafter amended by the First Limited Consent, the Second Limited Consent, the Third Limited Consent, that certain Fourth Amendment to Mezzanine Loan Agreement dated as of September 8, 2021, by and between Mezzanine Borrower, Guarantor, Administrative Agent, and the Initial Lenders (the “Fourth Mezzanine Loan Amendment”), the Fifth Limited Consent, the Sixth Limited Consent, the Seventh Limited Consent, the Eighth Omnibus Amendment, the Ninth Omnibus Amendment, the Tenth Omnibus Amendment, and the Eleventh Omnibus Amendment (such First Limited Consent, Second Limited Consent, Third Limited Consent, Fourth Mezzanine Loan Amendment, Fifth Limited Consent, Sixth Limited Consent, Seventh Limited Consent, Eighth Omnibus Amendment, Ninth Omnibus Amendment, Tenth Omnibus Amendment, Eleventh Omnibus Consent, and Twelfth Omnibus Amendment, together with the Original Mezzanine Loan Agreement, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, collectively, the “Mezzanine Loan Agreement,” and together with the Mortgage Loan Agreement, as and where applicable, the “Loan Agreement”). D. The Mezzanine Loan is evidenced by that certain Mezzanine Promissory Note 1 dated as of August 15, 2018, made by Borrower to the order of Delphi Initial Lender in the amount of $3,500,000.00 (“Mezz Note 1,” and together with Note A-1, Note A-1F, Note B-1, and Note B-1F, collectively, the “Series 1 Notes”) and that certain Mezzanine Promissory Note 2 dated as of August 15, 2018, made by Borrower to the order of AC IV Initial Lender in the amount of $440,600.00 (“Mezz Note 2,” and together with Note A-2, Note A-2F, Note B-2, and Note B-2F, collectively, the “Series 2 Notes”). E. ACORE CLO Onshore is the holder of the Series 2 Notes. F. Delphi Initial Lender remains the holder and sole owner of the Series 1 Notes. G. Guarantor executed (a) in connection with the Mortgage Loan, each of that certain Guaranty of Recourse Obligations, Completion Guaranty, Guaranty of Required Equity, Required Pay Down and Master Lease, each dated as of August 15, 2018 (collectively, the “Mortgage Loan Guaranties”), and (b) in connection with the Mezzanine Loan, each of that certain Mezzanine Guaranty of Recourse Obligations, Mezzanine Completion Guaranty, Mezzanine Guaranty of Required Equity, Required Pay Down and Master Lease, each dated as of August 15, 2018 (collectively, the “Mezzanine Loan Guaranties,” and together with the Mortgage Loan Guaranties, collectively, the “Guaranty”).

LIMITED CONSENT AND THIRTEENTH OMNIBUS AMENDMENT AGREEMENT – Page 4 59940-201/Cityplace Tower Loan Modification H. Borrower has requested a deferral of the Maturity Date occurring on the Payment Date in March 8, 2024, under and pursuant to (and as defined in) each of the Mortgage Loan Agreement and the Mezzanine Loan Agreement. I. Administrative Agent is willing to provide its limited consent to defer the Maturity Date under and pursuant to (and as defined in) each of the Mortgage Loan Agreement and the Mezzanine Loan Agreement, subject to the terms and conditions of this Agreement, including the amendments of the Loan Documents as set forth herein (provided that, for purposes of this Agreement, the use of “Maturity Date” shall mean each of or either of the “Maturity Date” under and as defined in the Mortgage Loan Agreement and the “Maturity Date” under and as defined in the Mezzanine Loan Agreement). I. Administrative Agent and Obligors have executed a Reservation of Rights and Pre-Negotiation Letter (“PNL”) dated September 18, 2020, but effective as of November 10, 2020, in connection with the Loan. NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained and incorporating the above Background by reference herein, Obligors, Administrative Agent, and Lender, intending to be legally bound hereby, agree as follows: ARTICLE I LIMITED CONSENT 1.1 Limited Consent. Upon satisfaction of the conditions set forth in this Agreement, Administrative Agent hereby consents to the deferral of the Maturity Date as set forth herein. The consent contained in this Section 1.1 is a one-time limited consent and (a) shall only be relied upon and used solely for the specific purposes set forth herein, (b) shall not constitute nor be deemed to constitute a waiver of (1) any Default or Event of Default, or (2) any other term or condition of the Loan Agreement and the other Loan Documents, (c) shall not constitute nor be deemed to constitute a consent by Administrative Agent to, or a waiver by Administrative Agent of, anything other than as expressly set forth herein, and (d) shall not constitute a custom or course of dealing among the parties hereto. Upon the failure by any Obligor whatsoever to perform any obligation or condition in this Agreement (beyond any applicable notice and cure period, if any), Obligors shall immediately and automatically (without any notice or demand from Administrative Agent) cease to be entitled to any privileges set forth in this Agreement and Administrative Agent shall have the right to pursue all rights and remedies hereunder, and under the Loan Documents and/or applicable law and equity, as if no such privileges were ever provided (such that an Event of Default shall be deemed to exist as of the date upon which Obligors were first provided with such privileges hereunder (i.e., as of September 8, 2020) (the “Deferral Commencement Date”), and such rights and remedies shall include, without limitation, charging interest at the Default Rate retroactively from and after the Deferral Commencement Date). 1.2 Deferral of Maturity Date. Borrower acknowledges and agrees that it has not satisfied the Extension Conditions (under and as defined in each of the Mortgage Loan Agreement and the Mezzanine Loan Agreement). Notwithstanding anything to the contrary in

LIMITED CONSENT AND THIRTEENTH OMNIBUS AMENDMENT AGREEMENT – Page 5 59940-201/Cityplace Tower Loan Modification the Loan Agreement, and subject to the terms and conditions of this Agreement, and without waiving any of the Borrower’s obligations in the Loan Documents except as expressly set forth herein, Administrative Agent hereby agrees to defer of the Maturity Date occurring on the Payment Date in March, 2024 (the “March 2024 Maturity Date”), until no later than the Payment Date in March, 2025 (the “Deferred Maturity Date”). Notwithstanding anything to the contrary in the Loan Agreement, Borrower shall not otherwise be required as of the March 2024 Maturity Date to either (i) extend or maintain an Interest Rate Cap Agreement or (ii) achieve a Debt Yield of at least ten percent (10.0%), in each case, as a condition to Administrative Agent’s agreement to defer the March 2024 Maturity Date. 1.3 Amendments to Loan Documents. (a) Obligors acknowledge and agree that Section 5.1 of each Loan Agreement (Affirmative Covenants) is hereby amended to insert all of the covenants set forth in Schedule 1 to this Agreement as additional affirmative covenants under such section. (b) Obligors acknowledge and agree that the Loan Documents are further amended as set forth in Schedule 2 to this Agreement. 1.4 Prohibition on Construction and Alterations. Notwithstanding anything to the contrary in the Loan Agreement or other Loan Documents, unless or until otherwise agreed in writing by Administrative Agent in its sole and absolute discretion, Obligors shall not cause or permit any alterations to any of the Improvements, or any work related to the Project or any other construction work on the Property; provided that, the forgoing limitations shall not apply to (a) tenant improvement work performed pursuant to any Lease approved in accordance with the Loan Agreement, (b) a Restoration required under the Loan Agreement, or (c) any such alterations or construction work approved in writing by Administrative Agent in its sole and absolute discretion. 1.5 Modification Endorsements to Title Insurance Policies. Not later than ten (10) Business Days after the Effective Date, Borrower shall deliver to Administrative Agent at no cost to Administrative Agent an endorsement to each Title Insurance Policy in form and substance acceptable to Administrative Agent insuring the continued priority of the lien of each applicable Security Instrument. ARTICLE II - CONDITIONS PRECEDENT The effectiveness of this Agreement and Administrative Agent’s obligations hereunder are conditioned upon the fulfillment by Obligors of all of the following conditions precedent, in addition to Obligors’ compliance with all other obligations set forth in this Agreement: 2.1 Documents to be Delivered to Administrative Agent. Obligors shall deliver, or cause to be delivered to Administrative Agent, all of the following: (a) this Agreement in form and substance satisfactory to Administrative Agent, duly executed by all of Obligors; and

LIMITED CONSENT AND THIRTEENTH OMNIBUS AMENDMENT AGREEMENT – Page 6 59940-201/Cityplace Tower Loan Modification (b) such other Obligor-related or Property-related information and/or documentation as may be required by Administrative Agent in its sole discretion. 2.2 Liability for Payment of Fees and Expenses; Indemnification for Losses. Borrower must pay Administrative Agent on the Effective Date all out-of-pocket costs and expenses, including, without limitation, all costs and expenses of outside legal counsel, incurred by Administrative Agent in conjunction with the preparation, negotiation, and closing of this Agreement. Additionally, Borrower shall pay all fees, costs, expenses and penalties, if any, to the extent charged by any third parties. 2.3 Administrative Agent Processing Fee. Obligors shall pay to Administrative Agent by the Effective Date a processing fee in the amount of $2,500.00 in connection with the negotiation and execution of this Agreement. 2.4 Extension Fee. Obligors shall pay to Administrative Agent by the Effective Date an extension fee in the amount of $354,776.34 in connection with the extension of the Maturity Date in accordance with this Agreement. ARTICLE III - REPRESENTATIONS AND WARRANTIES To induce Administrative Agent, for and on behalf of Lender, to enter into this Agreement and as consideration for the terms and conditions contained herein, Obligors make the following representations and warranties, each and all of which shall survive the execution and delivery of this Agreement and all of the other documents executed in connection herewith: 3.1 Approvals and Authority from Third Parties. Obligors have obtained the necessary approvals and authorizations from all applicable third-parties to execute this Agreement, including, without limitation, any and all franchisors, management companies, governmental authorities, ground lessors, and labor unions, as and to the extent applicable to Obligors and the Property. 3.2 Exclusive and First Priority Perfected Lien. Administrative Agent has, as of the Effective Date, and shall continue to have, until all of the Obligations are paid and satisfied in full, first priority, valid perfected liens upon and security interests in all of the collateral under the Loan Documents to secure the payment and performance of all of the Obligations. 3.3 No Untrue or Misleading Statements. Neither this Agreement nor any other document executed in connection herewith contains any untrue statement of a material fact or omits any material fact necessary in order to make the statement made, in light of the circumstances under which it was made, accurate in all material respects. ARTICLE IV - RELEASE BY OBLIGORS EACH OBLIGOR, FOR AND ON BEHALF OF SUCH OBLIGOR AND ALL PERSONS AND/OR ENTITIES CLAIMING BY, THROUGH AND/OR UNDER SUCH OBLIGOR INCLUDING, BUT NOT LIMITED TO, ALL OF SUCH OBLIGOR’S PAST AND PRESENT PARTNERS, DIRECTORS, SHAREHOLDERS, OFFICERS, EMPLOYEES, ATTORNEYS, ACCOUNTANTS, ADMINISTRATORS, AGENTS,

LIMITED CONSENT AND THIRTEENTH OMNIBUS AMENDMENT AGREEMENT – Page 7 59940-201/Cityplace Tower Loan Modification SUBSIDIARIES, AFFILIATES, REPRESENTATIVES, PREDECESSORS, SUCCESSORS AND ASSIGNS (COLLECTIVELY REFERRED TO HEREIN, JOINTLY AND SEVERALLY, AS THE “OBLIGOR GROUP RELEASORS”) HEREBY UNCONDITIONALLY REMISES, RELEASES, ACQUITS AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT AND LENDER AND ALL OF THEIR RESPECTIVE PAST AND PRESENT PARTNERS, DIRECTORS, SHAREHOLDERS, MEMBERS, MANAGERS, OFFICERS, EMPLOYEES, ATTORNEYS, ACCOUNTANTS, ADMINISTRATORS, AGENTS, PARENT CORPORATIONS, SUBSIDIARIES, AFFILIATES, REPRESENTATIVES, PREDECESSORS, SUCCESSORS, AND ASSIGNS (COLLECTIVELY REFERRED TO HEREIN AS THE “LENDER GROUP RELEASEES”) OF, FROM AND WITH RESPECT TO ANY AND ALL GRIEVANCES, DISPUTES, MANNER OF ACTIONS, CAUSES OF ACTION, SUITS, OBLIGATIONS, LIABILITIES, LOSSES, DEBTS, DAMAGES, DUES, SUMS OF MONEY, ACCOUNTS, RECKONINGS, CONTROVERSIES, AGREEMENTS, CLAIMS, DEMANDS, COUNTERCLAIMS AND CROSSCLAIMS, INCLUDING, BUT NOT LIMITED TO ALL CLAIMS AND CAUSES OF ACTION ARISING OUT OF OR RELATED TO THIS AGREEMENT AND THE LOAN DOCUMENTS AND/OR ALL TRANSACTIONS RELATED THERETO, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, DIRECT, INDIRECT OR CONTINGENT, ARISING IN LAW OR EQUITY, WHICH OBLIGOR GROUP RELEASORS (OR ANY OF THEM) EVER HAD, NOW HAVE, OR MAY EVER HAVE AGAINST ANY ONE OR MORE OF LENDER GROUP RELEASEES, FROM THE BEGINNING OF TIME THROUGH THE EFFECTIVE DATE. ARTICLE V - MISCELLANEOUS 5.1 Integration. This Agreement supersedes all oral negotiations and prior and other writings with respect to the subject matter hereof, and is intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in this Agreement, except that the Loan Agreement and the other Loan Documents remain valid and enforceable. Except as expressly modified pursuant hereto, no other changes or modifications to the Loan Agreement or any other Loan Document are intended or implied by this Agreement, and in all other respects the Loan Agreement and the other Loan Documents hereby are ratified, reaffirmed and confirmed by all parties hereto as of the Effective Date. To the extent of any conflict between the terms of this Agreement, the Loan Agreement, and other Loan Documents, the terms of this Agreement shall govern and control. This Agreement shall constitute a Loan Document for purposes of the Loan Agreement. NOTWITHSTANDING ADMINISTRATIVE AGENT AND LENDER CONSENTING TO ANY PRIOR AMENDMENT TO THE LOAN AGREEMENT, NEITHER ADMINISTRATIVE AGENT NOR ANY LENDER IS MAKING ANY COMMITMENT, EXPRESS OR IMPLIED, AND HAS NO OBLIGATION TO ENTER INTO ANY FURTHER AGREEMENT, TO FURTHER DEFER THE MATURITY DATE OR TO PROVIDE ANY OTHER CONSENT, WAIVER OR ACCOMMODATION IN FAVOR OF OBLIGORS. 5.2 Cooperation; Other Documents. At all times following the execution of this Agreement, Obligors shall execute and deliver to the Administrative Agent, or shall cause to be executed and delivered to Administrative Agent and shall do or cause to be done all such other

LIMITED CONSENT AND THIRTEENTH OMNIBUS AMENDMENT AGREEMENT – Page 8 59940-201/Cityplace Tower Loan Modification acts and things as the Administrative Agent deems to be necessary or desirable to assure the Administrative Agent of the benefit of this Agreement and the documents comprising or relating to this Agreement. 5.3 Written Agreement Contemplated by PNL. This Agreement is a written agreement as contemplated by the PNL. 5.4 Amendment and Waiver. No amendment of this Agreement, and no waiver, discharge or termination of any one or more of the provisions thereof, shall be effective unless set forth in writing and signed by all of the parties hereto. 5.5 Severability. If any provision of this Agreement shall be held invalid under any applicable law, such invalidity shall not affect any other provision of this Agreement that can be given effect without such invalid provision. 5.6 Successors and Assigns. This Agreement (a) shall be binding upon the parties hereto, thereto and upon their respective successors or assigns, and (b) shall inure to the benefit of the parties hereto, thereto and their respective successors or assigns; provided, however, that Obligors may not assign or delegate any rights hereunder or thereunder or any interest herein or therein without obtaining the prior written consent of the Administrative Agent, as applicable, and any such assignment or attempted assignment shall be void and of no effect. 5.7 Counterparts; Effectiveness. This Agreement may be executed by electronic signatures and in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. This Agreement shall be deemed to have been executed and delivered when the Administrative Agent has received electronic counterparts hereof executed by all parties listed on the signature pages hereto. 5.8 Notices. Any notices or other communications sent or transmitted pursuant to this Agreement by any of Obligors to Administrative Agent shall be by electronic email sent to notices@acorecapital.com and to Kimberly May at kmay@acorecapital.com. 5.9 Singular/Plural. Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

SCHEDULE 1, Additional Affirmative Covenants – Solo Page 59940-201/Cityplace Tower Loan Modification SCHEDULE 1 ADDITIONAL AFFIRMATIVE COVENANTS Notwithstanding the anything set forth in this Agreement to the contrary, Borrower shall perform all of the below covenants, each of which is a “Deferred Maturity Date Covenant”: 1. Continue to comply with all covenants under the Loan Agreement, except as specifically modified pursuant to this Agreement. For avoidance of doubt, except as expressly set forth in this Agreement, this Agreement does not modify or suspend any requirement under any Loan Document to pay any carrying costs associated with the Property, including, without limitation, any (a) real estate taxes, (b) insurance premiums for the Required Policies, and (c) any amounts due under the Master Lease.

SCHEDULE 2, Additional Loan Document Modifications – Solo Page 59940-201/Cityplace Tower Loan Modification SCHEDULE 2 ADDITIONAL LOAN DOCUMENT MODIFICATIONS 1. The term “Event of Default” as used in each Loan Agreement shall be expanded to include Borrower’s breach of any of its covenants under this Agreement, including, without limitation, any Deferred Maturity Date Covenant. For the avoidance of doubt, Administrative Agent shall not be required to provide Obligors with notice of any such Event(s) of Default stemming from any breach of any Deferred Maturity Date Covenant or other obligation of Obligors set forth in this Agreement. 2. Modifications to the Mortgage Loan Agreement: a. Section 5.1.15(a) of the Mortgage Loan Agreement is hereby amended and restated in its entirety as follows: (a) Borrower covenants and agrees to pay or, if Borrower fails to pay, to reimburse, Administrative Agent upon receipt of written notice from Administrative Agent for all out-of-pocket costs and expenses, irrespective of whether any Event of Default has occurred or has been declared by Administrative Agent (including reasonable attorneys' fees and disbursements) incurred by Administrative Agent or Lender in connection with (i) the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby and all the costs of furnishing all opinions by counsel for Borrower (including without limitation any opinions requested by Administrative Agent as to any legal matters arising under this Agreement or the other Loan Documents with respect to the Property); (ii) Borrower's ongoing performance of and compliance with Borrower's respective agreements and covenants contained in this Agreement and the other Loan Documents on its part to be performed or complied with after the Closing Date, including confirming compliance with environmental and insurance requirements and obtaining updated or new appraisals of the Property (provided, however, so long as no Event of Default exists, Borrower shall not be required to pay for more than one appraisal in any twelve (12) month period); (iii) Administrative Agent's and Lender's ongoing performance and compliance with all agreements and conditions contained in this Agreement and the other Loan Documents on its part to be performed or complied with after the Closing Date; (iv) all advances made by Administrative Agent, in its reasonable discretion, for the purpose of pro tecting and preserving the Property, and/or the position and priority of the Security Instrument, including but not limited to payment of: (A) utility and telecommunication costs; (B) building services and maintenance; (C) Property Taxes and assessments; (D) casualty and liability insurance premiums and costs; (E) repairs following any casualty or condemnation; (F) obligations of Borrower in its capacity as landlord under any Lease; (G) any scheduled improvements undertaken by Borrower, including costs of labor and materials payable to third party contractors; (H) any amounts reasonably expended to defend, dispute, discharge, satisfy or otherwise dispose of any liens or fees, fines or impositions that may ripen into liens; and (I) the reasonable costs of all third parties engaged by Administrative Agent for the purpose of carrying out the foregoing, including but not limited to attorneys, accountants, engineers, contractors,

SCHEDULE 2, Additional Loan Document Modifications – Solo Page 59940-201/Cityplace Tower Loan Modification receivers, and consultants; (v) the negotiation, preparation, execution, delivery and administration of any consents, amendments, waivers or other modifications to this Agreement and the other Loan Documents and any other documents or matters requested by Borrower; (vi) securing Borrower's compliance with any requests made pursuant to the provisions of this Agreement and the other Loan Documents; (vii) the filing and recording fees and expenses, title insurance and reasonable fees and expenses of counsel for providing to Administrative Agent all required legal opinions, and other similar expenses incurred in creating and perfecting the liens in favor of Administrative Agent pursuant to this Agreement and the other Loan Documents; (viii) enforcing or preserving any rights, either in response to third party claims or in prosecuting or defending any action or proceeding or other litigation, in each case against, under or affecting Borrower, Guarantor, this Agreement, the other Loan Documents, the Property, or any other security given for the Loan; and (ix) enforcing any Obligations of or collecting any payments due from Borrower under this Agreement, the other Loan Documents or with respect to the Property or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or of any insolvency or bankruptcy proceedings; provided, however, that Borrower shall not be liable for the payment of any such costs and expenses to the extent the same arise by reason of the gross negligence or illegal acts or willful misconduct of Administrative Agent. Upon Borrower's failure to pay or reimburse any of the foregoing amounts within ten (10) da ys of Administrative Agent's delivery of written demand therefor, Administrative Agent may impose interest on such amounts at the Default Rate commencing as of the date of Administrative Agent's expenditure of such amounts, irrespective of whether any Event of Default has occurred or been declared by Administrative Agent. b. Section 6.2(h) of the Mortgage Loan Agreement is hereby amended and restated in its entirety as follows: (h) During the existence of an Event of Default, Administrative Agent may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder or under the other Loan Documents or being deemed to have cured any Event of Default, make, do or perform any obligation of Borrower hereunder or under the other Loan Documents in such manner and to such extent as Administrative Agent may deem necessary (which, for the avoidance of doubt shall include curing any default under or breach of the Management Agreement). Administrative Agent is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property for such purposes. All out-of-pocket costs and expenses incurred by Administrative Agent or Lender in (1) remedying or attempting to remedy such Event of Default or such other breach or default by Borrower, or (2) in appearing in, defending, or bringing any action or proceeding, or (3) for any amounts due from Borrower to Administrative Agent or Lender (or any third parties reasonably engaged by Administrative Agent) in accordance with or pursuant to Section 5.1.15(a) hereof, shall bear interest at the Default Rate from the date such costs and expenses were incurred by Administrative Agent or Lender to the date reimbursement payment is received by Administrative Agent. All such costs and expenses incurred by Administrative Agent and Lender, together with interest thereon calculated at the Default Rate, shall be deemed to constitute a portion of the Obligations, shall be secured by the liens and security

SCHEDULE 2, Additional Loan Document Modifications – Solo Page 59940-201/Cityplace Tower Loan Modification interests provided to Administrative Agent under the Loan Documents and shall be immediately due and payable upon demand by Administrative Agent therefor. 3. Modifications to the Mezzanine Loan Agreement: a. Section 5.1.15(a) of the Mezzanine Loan Agreement is hereby amended and restated in its entirety as follows: (a) Borrower covenants and agrees to pay or, if Borrower fails to pay, to reimburse, Administrative Agent upon receipt of written notice from Administrative Agent for all out-of-pocket costs and expenses, irrespective of whether any Event of Default has occurred or has been declared by Administrative Agent (including reasonable attorneys' fees and disbursements) incurred by Administrative Agent or Lender in connection with (i) the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby and all the costs of furnishing all opinions by counsel for Borrower (including without limitation any opinions requested by Administrative Agent as to any legal matters arising under this Agreement or the other Loan Documents with respect to the Property or the Collateral); (ii) Borrower's ongoing performance of and compliance with Borrower's respective agreements and covenants contained in this Agreement and the other Loan Documents on its part to be performed or complied with after the Closing Date, including confirming compliance with environmental and insurance requirements and obtaining updated or new appraisals of the Property (provided, however, so long as no Event of Default exists, Borrower shall not be required to pay for more than one appraisal in any twelve (12) month period); (iii) Administrative Agent's and Lender's ongoing performance and compliance with all agreements and conditions contained in this Agreement and the other Loan Documents on its part to be performed or complied with after the Closing Date; (iv) all advances made by Administrative Agent, in its reasonable discretion, for the purpose of protecting and preserving the Property or the Collateral, and/or the position and priority of the Security Instrument or the Mortgage, including but not limited to payment of: (A) utility and telecommunication costs; (B) building services and maintenance; (C) Property Taxes and assessments; (D) casualty and liability insurance premiums and costs; (E) repairs following any casualty or condemnation; (F) obligations of Mortgage Borrower in its capacity as landlord under any Lease; (G) any scheduled improvements undertaken by Borrower or Mortgage Borrower, including costs of labor and materials payable to third party contractors; (H) any amounts reasonably expended to defend, dispute, discharge, satisfy or otherwise dispose of any liens or fees, fines or impositions that may ripen into liens; and (I) the reasonable costs of all third parties engaged by Administrative Agent for the purpose of carrying out the foregoing, including but not limited to attorneys, accountants, engineers, contractors, receivers, and consultants; (v) the negotiation, preparation, execution, delivery and administration of any consents, amendments, waivers or other modifications to this Agreement and the other Loan Documents and any other documents or matters requested by Borrower; (vi) securing Borrower's compliance with any requests made pursuant to the provisions of this Agreement and the other Loan Documents; (vii) the filing and recording fees and expenses, title insurance and reasonable fees and expenses of counsel for providing to Administrative Agent all required legal opinions, and other similar expenses incurred in creating and perfecting the liens in favor of Administrative

SCHEDULE 2, Additional Loan Document Modifications – Solo Page 59940-201/Cityplace Tower Loan Modification Agent pursuant to this Agreement and the other Loan Documents; (viii) enforcing or preserving any rights, either in response to third party claims or in prosecuting or defending any action or proceeding or other litigation, in each case against, under or affecting Borrower, Guarantor, this Agreement, the other Loan Documents, the Property, the Collateral, or any other security given for the Loan; and (ix) enforcing any Obligations of or collecting any payments due from Borrower under this Agreement, the other Loan Documents or with respect to the Property or the Collateral or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or of any insolvency or bankruptcy proceedings; provided, however, that Borrower shall not be liable for the payment of any such costs and expenses to the extent the same arise by reason of the gross negligence or illegal acts or willful misconduct of Administrative Agent. Upon Borrower's failure to pay or reimburse any of the foregoing amounts within ten (10) days of Administrative Agent's delivery of written demand therefor, Administrative Agent may impose interest on such amounts at the Default Rate commencing as of the date of Administrative Agent's expenditure of such amounts, irrespective of whether any Event of Default has occurred or been declared by Administrative Agent. b. Section 6.2(h) of the Mezzanine Loan Agreement is hereby amended and restated in its entirety as follows: (h) During the existence of an Event of Default, Administrative Agent may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder or under the other Loan Documents or being deemed to have cured any Event of Default, make, do or perform any obligation of Borrower hereunder or under the other Loan Documents in such manner and to such extent as Administrative Agent may deem necessary (which, for the avoidance of doubt shall include curing any default under or breach of the Management Agreement). Administrative Agent is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Collateral for such purposes. All out-of-pocket costs and expenses incurred by Administrative Agent or Lender in (1) remedying or attempting to remedy such Event of Default or such other breach or default by Borrower, or (2) in appearing in, defending, or bringing any action or proceeding, or (3) for any amounts due from Borrower to Administrative Agent or Lender (or any third parties reasonably engaged by Administrative Agent) in accordance with or pursuant to Section 5.1.15(a) hereof, shall bear interest at the Default Rate from the date such costs and expenses were incurred by Administrative Agent or Lender to the date reimbursement payment is received by Administrative Agent. All such costs and expenses incurred by Administrative Agent and Lender, together with interest thereon calculated at the Default Rate, shall be deemed to constitute a portion of the Obligations, shall be secured by the liens and security interests provided to Administrative Agent under the Loan Documents and shall be immediately due and payable upon demand by Administrative Agent therefor. 4883-3580-4331v.4 59940-201 3/8/2024